Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Second Quarter 2020

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America	Joshua Shanker				646-855-5716
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of August 5, 2020
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A+			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Corporate Treasurer
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a net loss is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Due to reporting a net loss for the three months ended September 30, 2019, and the three and six months ended June 30, 2020, basic shares were used in the diluted earnings per share calculation for those periods as the use of diluted shares would have resulted in a lower loss per share.

Statistical Supplement is Dated
The financial data in this document is dated August 5, 2020, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Revenues
Insurance premiums	$1,398	$1,325	$1,344	$1,373	$1,342	-4.0%	$2,845	$2,715	-4.6%
Fee income	1,517	1,934	1,572	1,539	1,458	-3.9%	2,991	2,997	0.2%
Net investment income	1,355	1,235	1,381	1,375	1,172	-13.5%	2,606	2,547	-2.3%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(4)	(2)	(1)	-	-	100.0%	(12)	-	100.0%
Realized gain (loss), excluding OTTI	(113)	(9)	(118)	(24)	(647)	NM	(468)	(671)	-43.4%
Total realized gain (loss)	(117)	(11)	(119)	(24)	(647)	NM	(480)	(671)	-39.8%
Amortization of deferred gains on business
sold through reinsurance	8	8	7	11	11	37.5%	15	22	46.7%
Other revenues	149	147	159	151	181	21.5%	298	332	11.4%
Total revenues	4,310	4,638	4,344	4,425	3,517	-18.4%	8,275	7,942	-4.0%

Expenses
Interest credited	680	705	717	725	732	7.6%	1,358	1,457	7.3%
Benefits	1,852	2,502	1,768	2,501	1,725	-6.9%	3,610	4,227	17.1%
Commissions and other expenses	1,272	1,552	1,288	1,085	1,123	-11.7%	2,446	2,207	-9.8%
Interest and debt expense	70	113	72	68	84	20.0%	141	152	7.8%
Strategic digitization expense	15	16	18	12	14	-6.7%	31	26	-16.1%
Total expenses	3,889	4,888	3,863	4,391	3,678	-5.4%	7,586	8,069	6.4%
Income (loss) before taxes	421	(250)	481	34	(161)	NM	689	(127)	NM
Federal income tax expense (benefit)	58	(89)	50	(18)	(67)	NM	73	(85)	NM
Net income (loss)	363	(161)	431	52	(94)	NM	616	(42)	NM
Adjustment for LNC stock units in our
deferred compensation plans	-	(3)	(1)	(23)	-	NM	-	(10)	NM
Net income (loss) available to common
stockholders – diluted	$363	$(164)	$430	$29	$(94)	NM	$616	$(52)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.79	$(0.83)	$2.15	$0.15	$(0.49)	NM	$3.01	$(0.27)	NM

ROE, including AOCI
Net income (loss)	8.3%	-3.4%	8.7%	1.1%	-2.0%		7.5%	-0.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowances for credit losses ("ACL"):
Corporate bonds	$84,790	$87,910	$88,716	$85,797	$95,390	12.5%
U.S. government bonds	430	438	435	482	504	17.2%
State and municipal bonds	5,669	5,800	5,884	5,906	6,393	12.8%
Foreign government bonds	440	444	393	389	436	-0.9%
Residential mortgage-backed securities	3,292	3,287	3,241	3,271	3,272	-0.6%
Commercial mortgage-backed securities	965	1,033	1,083	1,119	1,226	27.0%
Asset-backed securities	3,542	4,172	4,889	5,086	5,716	61.4%
Hybrid and redeemable preferred securities	605	575	559	556	582	-3.8%
Total fixed maturity AFS securities, net of ACL	99,733	103,659	105,200	102,606	113,519	13.8%
Trading securities	4,522	4,691	4,673	4,019	4,651	2.9%
Equity securities	196	158	103	83	87	-55.6%
Mortgage loans on real estate, net of ACL	15,090	15,947	16,339	16,791	16,578	9.9%
Policy loans	2,484	2,475	2,477	2,571	2,551	2.7%
Derivative investments	1,510	2,201	1,911	4,417	2,957	95.8%
Other investments	2,845	3,389	2,994	4,765	4,574	60.8%
Total investments	126,380	132,520	133,697	135,252	144,917	14.7%
Cash and invested cash	3,314	2,939	2,563	6,202	4,201	26.8%
DAC and VOBA	8,588	7,492	7,694	9,212	7,012	-18.4%
Premiums and fees receivable	553	440	465	562	490	-11.4%
Accrued investment income	1,146	1,182	1,148	1,185	1,168	1.9%
Reinsurance recoverables, net of ACL	17,481	17,353	17,144	16,923	16,866	-3.5%
Reinsurance related embedded derivatives	-	-	-	137	-	NM
Funds withheld reinsurance assets	548	543	536	535	535	-2.4%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	16,196	15,939	16,170	16,246	15,905	-1.8%
Separate account assets	146,275	145,092	153,566	130,617	146,787	0.4%
Total assets	$322,259	$325,278	$334,761	$318,649	$339,659	5.4%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$34,890	$36,108	$36,420	$37,100	$38,604	10.6%
Other contract holder funds	94,947	95,283	98,018	99,508	100,537	5.9%
Short-term debt	300	300	300	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	4,755	5,204	5,201	5,882	5,870	23.4%
Reinsurance related embedded derivatives	310	339	327	-	245	-21.0%
Funds withheld reinsurance liabilities	1,796	1,817	1,810	1,843	1,867	4.0%
Payables for collateral on investments	5,632	5,528	5,082	8,434	7,031	24.8%
Other liabilities	14,033	14,742	13,482	17,824	17,121	22.0%
Separate account liabilities	146,275	145,092	153,566	130,617	146,787	0.4%
Total liabilities	303,804	305,279	315,072	302,074	318,928	5.0%

Stockholders’ Equity
Common stock	5,241	5,192	5,162	5,071	5,081	-3.1%
Retained earnings	8,878	8,559	8,854	8,500	8,327	-6.2%
AOCI:
Unrealized investment gains (losses)	4,658	6,572	6,017	3,348	7,668	64.6%
Foreign currency translation adjustment	(24)	(29)	(17)	(27)	(28)	-16.7%
Funded status of employee benefit plans	(298)	(295)	(327)	(317)	(317)	-6.4%
Total AOCI	4,336	6,248	5,673	3,004	7,323	68.9%
Total stockholders’ equity	18,455	19,999	19,689	16,575	20,731	12.3%
Total liabilities and stockholders’ equity	$322,259	$325,278	$334,761	$318,649	$339,659	5.4%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Income (Loss)
Net income (loss)	$363	$(161)	$431	$52	$(94)	NM	$616	$(42)	NM
Pre-tax adjusted income (loss) from operations	566	(104)	566	558	195	-65.5%	1,073	752	-29.9%
After-tax adjusted income (loss) from operations (1)	478	(46)	482	465	187	-60.9%	919	652	-29.1%
Adjusted operating tax rate	15.5%	55.8%	14.8%	16.5%	4.0%		14.4%	13.3%

Average Stockholders’ Equity
Average equity, including AOCI	$17,436	$19,227	$19,844	$18,132	$18,653	7.0%	$16,410	$18,393	12.1%
Average AOCI	3,394	5,292	5,961	4,338	5,164	52.2%	2,412	4,751	97.0%
Average equity, excluding AOCI	$14,042	$13,935	$13,883	$13,794	$13,489	-3.9%	$13,998	$13,642	-2.5%

ROE, Excluding AOCI
Net income (loss)	10.4%	-4.6%	12.4%	1.5%	-2.8%		8.8%	-0.6%
Adjusted income (loss) from operations	13.6%	-1.3%	13.9%	13.5%	5.5%		13.1%	9.6%

Per Share
Net income (loss) (diluted)	$1.79	$(0.83)	$2.15	$0.15	$(0.49)	NM	$3.01	$(0.27)	NM
Adjusted income (loss) from operations (diluted)	2.36	(0.25)	2.41	2.24	0.97	-58.9%	4.50	3.27	-27.3%
Dividends declared during the period	0.37	0.37	0.40	0.40	0.40	8.1%	0.74	0.80	8.1%

Book value, including AOCI	$91.92	$100.84	$100.11	$85.79	$107.28	16.7%	$91.92	$107.28	16.7%
Per share impact of AOCI	21.60	31.51	28.84	15.55	37.90	75.5%	21.60	37.90	75.5%
Book value, excluding AOCI	$70.32	$69.33	$71.27	$70.24	$69.38	-1.3%	$70.32	$69.38	-1.3%

Shares
Repurchased during the period	2.3	2.5	1.7	3.8	-	-100.0%	6.2	3.8	-38.7%
End-of-period – basic	200.8	198.3	196.7	193.2	193.2	-3.8%	200.8	193.2	-3.8%
End-of-period – diluted	202.2	200.7	199.2	195.0	194.0	-4.1%	202.2	194.0	-4.1%
Average for the period – diluted	202.9	201.6	200.0	197.3	193.8	-4.5%	204.4	196.2	-4.0%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Cash Returned to Common Stockholders
Shares repurchased	$150	$150	$100	$225	$-	-100.0%	$390	$225	-42.3%
Common dividends	75	74	73	79	77	2.7%	150	156	4.0%
Total cash returned to common stockholders	$225	$224	$173	$304	$77	-65.8%	$540	$381	-29.4%

Leverage Ratio
Short-term debt	$300	$300	$300	$-	$-	-100.0%
Long-term debt	5,621	6,070	6,067	6,748	6,736	19.8%
Total debt (1)	5,921	6,370	6,367	6,748	6,736	13.8%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	270	331	278	459	451	67.0%
Total numerator	$4,483	$4,871	$4,921	$5,121	$5,117	14.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,797	$13,427	$13,672	$13,227	$13,063	-5.3%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,483	4,871	4,921	5,121	5,117	14.1%
Total denominator	$18,582	$18,600	$18,895	$18,650	$18,482	-0.5%

Leverage ratio	24.1%	26.2%	26.0%	27.5%	27.7%

Holding Company Available Liquidity	$474	$765	$702	$760	$774	63.3%

(1) Excludes obligations under finance leases and certain financing arrangements of $456 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$309	$185	$312	$302	$272	-12.0%	$596	$574	-3.7%
Retirement Plan Services	49	49	54	45	33	-32.7%	92	78	-15.2%
Life Insurance	207	(318)	222	209	(52)	NM	403	157	-61.0%
Group Protection	86	78	68	50	49	-43.0%	155	100	-35.5%
Other Operations	(85)	(98)	(90)	(48)	(107)	-25.9%	(173)	(157)	9.2%
Adjusted income (loss) from operations, before
income taxes	$566	$(104)	$566	$558	$195	-65.5%	$1,073	$752	-29.9%

Income (Loss) from Operations, After-Tax
Annuities	$266	$169	$269	$261	$237	-10.9%	$517	$498	-3.7%
Retirement Plan Services	42	44	47	40	30	-28.6%	81	69	-14.8%
Life Insurance	168	(245)	179	171	(37)	NM	325	134	-58.8%
Group Protection	68	61	54	40	39	-42.6%	123	79	-35.8%
Other Operations	(66)	(75)	(67)	(47)	(82)	-24.2%	(127)	(128)	-0.8%
Adjusted income (loss) from operations	$478	$(46)	$482	$465	$187	-60.9%	$919	$652	-29.1%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Sources of Earnings, Pre-Tax
Investment spread	$164	$(126)	$173	$151	$39	-76.2%	$646	$237	-63.3%
Mortality/morbidity	196	(119)	189	165	15	-92.3%	754	250	-66.8%
Fees on AUM	269	262	275	290	245	-8.9%	1,049	1,072	2.2%
VA riders	22	(23)	19	-	3	-86.4%	126	(1)	NM
Total sources of earnings, before income taxes	651	(6)	656	606	302	-53.6%	2,575	1,558	-39.5%
Other Operations	(85)	(98)	(90)	(48)	(107)	-25.9%	(340)	(344)	-1.2%
Adjusted income (loss) from operations, before
income taxes	$566	$(104)	$566	$558	$195	-65.5%	$2,235	$1,214	-45.7%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	25.2%	1829.1%	26.4%	25.0%	12.7%		25.1%	15.2%
Mortality/morbidity	30.2%	1720.6%	28.8%	27.3%	4.8%		29.3%	16.1%
Fees on AUM	41.1%	-3785.1%	42.0%	47.8%	81.3%		40.7%	68.8%
VA riders	3.5%	335.4%	2.8%	-0.1%	1.2%		4.9%	-0.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Annuities
Operating revenues	$1,156	$1,117	$1,153	$1,129	$1,037	-10.3%	$2,330	$2,166	-7.0%
Deposits	3,654	3,461	3,902	3,697	2,515	-31.2%	7,162	6,211	-13.3%
Net flows	377	253	729	528	58	-84.6%	869	585	-32.7%
Average account values	131,675	133,922	137,817	137,922	134,197	1.9%	129,437	136,114	5.2%

Retirement Plan Services
Operating revenues	$299	$298	$310	$297	$282	-5.7%	$592	$579	-2.2%
Deposits	2,073	2,234	2,663	2,779	2,307	11.3%	4,568	5,086	11.3%
Net flows	307	272	422	671	(1,207)	NM	(74)	(536)	NM
Average account values	72,612	74,201	76,478	75,845	73,611	1.4%	71,228	75,187	5.6%

Life Insurance
Operating revenues	$1,802	$2,098	$1,838	$1,821	$1,639	-9.0%	$3,502	$3,460	-1.2%
Deposits	1,683	1,685	2,413	1,450	1,428	-15.2%	3,221	2,878	-10.6%
Net flows	1,217	1,227	1,957	963	1,023	-15.9%	2,237	1,986	-11.2%
Average account values	51,495	52,050	53,243	52,866	52,693	2.3%	50,925	52,780	3.6%
Average in-force face amount	772,231	790,667	814,865	836,488	853,071	10.5%	762,836	844,779	10.7%

Group Protection
Operating revenues	$1,155	$1,137	$1,158	$1,224	$1,199	3.8%	$2,293	$2,424	5.7%
Insurance premiums	1,032	1,024	1,035	1,094	1,086	5.2%	2,055	2,179	6.0%

Consolidated
Adjusted operating revenues (1)	$4,470	$4,700	$4,513	$4,509	$4,209	-5.8%	$8,833	$8,719	-1.3%
Deposits	7,410	7,380	8,978	7,926	6,250	-15.7%	14,951	14,175	-5.2%
Net flows	1,901	1,752	3,108	2,162	(126)	NM	3,032	2,035	-32.9%
Average account values	255,782	260,173	267,538	266,633	260,501	1.8%	251,590	264,081	5.0%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Sales
Annuities:
With guaranteed living benefits	$1,241	$1,243	$1,428	$1,185	$824	-33.6%	$2,301	$2,008	-12.7%
Without guaranteed living benefits	1,115	1,191	1,298	1,454	1,392	24.8%	1,979	2,846	43.8%
Variable	2,356	2,434	2,726	2,639	2,216	-5.9%	4,280	4,854	13.4%
Fixed	1,298	1,027	1,176	1,058	299	-77.0%	2,882	1,357	-52.9%
Total Annuities	$3,654	$3,461	$3,902	$3,697	$2,515	-31.2%	$7,162	$6,211	-13.3%

Retirement Plan Services:
First-year sales	$610	$723	$1,227	$867	$827	35.6%	$1,438	$1,694	17.8%
Recurring deposits	1,463	1,511	1,436	1,912	1,480	1.2%	3,130	3,392	8.4%
Total Retirement Plan Services	$2,073	$2,234	$2,663	$2,779	$2,307	11.3%	$4,568	$5,086	11.3%

Life Insurance:
UL	$15	$11	$20	$9	$5	-66.7%	$26	$14	-46.2%
MoneyGuard®	56	67	124	34	36	-35.7%	107	70	-34.6%
IUL	25	37	76	21	23	-8.0%	41	44	7.3%
VUL	53	54	107	44	55	3.8%	105	98	-6.7%
Term	37	37	39	35	36	-2.7%	67	72	7.5%
Total individual life insurance	186	206	366	143	155	-16.7%	346	298	-13.9%
Executive Benefits	24	28	81	26	4	-83.3%	55	30	-45.5%
Total Life Insurance	$210	$234	$447	$169	$159	-24.3%	$401	$328	-18.2%

Group Protection:
Life	$42	$131	$108	$50	$47	11.9%	$107	$98	-8.4%
Disability	40	96	140	42	47	17.5%	82	89	8.5%
Dental	13	15	49	10	11	-15.4%	25	20	-20.0%
Total Group Protection	$95	$242	$297	$102	$105	10.5%	$214	$207	-3.3%
Percent employee-paid	45.8%	41.5%	37.6%	59.9%	51.6%		49.6%	55.7%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Operating Revenues
Annuities	$1,156	$1,117	$1,153	$1,129	$1,037	-10.3%	$2,330	$2,166	-7.0%
Retirement Plan Services	299	298	310	297	282	-5.7%	592	579	-2.2%
Life Insurance	1,802	2,098	1,838	1,821	1,639	-9.0%	3,502	3,460	-1.2%
Group Protection	1,155	1,137	1,158	1,224	1,199	3.8%	2,293	2,424	5.7%
Other Operations	58	50	54	38	52	-10.3%	116	90	-22.4%
Total segment operating revenues	$4,470	$4,700	$4,513	$4,509	$4,209	-5.8%	$8,833	$8,719	-1.3%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	126	$118	$132	$120	$111	-11.9%	$243	$232	-4.5%
Retirement Plan Services	76	73	78	72	68	-10.5%	150	141	-6.0%
Life Insurance	131	123	145	121	116	-11.5%	253	238	-5.9%
Group Protection	167	162	174	154	153	-8.4%	323	304	-5.9%
Other Operations	37	25	43	(4)	55	48.6%	78	51	-34.6%
Total	$537	$501	$572	$463	$503	-6.3%	$1,047	$966	-7.7%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.9%	10.6%	11.4%	10.7%	10.7%		10.4%	10.7%
Retirement Plan Services	25.4%	24.6%	25.3%	24.4%	24.3%		25.4%	24.3%
Life Insurance	7.3%	5.9%	7.9%	6.7%	7.1%		7.2%	6.9%
Group Protection	14.4%	14.1%	15.0%	12.5%	12.7%		14.1%	12.6%
Other Operations	64.3%	49.6%	81.8%	-10.0%	107.5%		67.1%	57.1%
Total	12.0%	10.7%	12.7%	10.3%	12.0%		11.9%	11.1%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$593	$569	$663	$520	$554	-6.6%	$1,157	$1,073	-7.3%
Commissions	689	707	867	706	621	-9.9%	1,338	1,327	-0.8%
Taxes, licenses and fees	74	86	87	90	79	6.8%	174	169	-2.9%
Interest and debt expense	70	71	72	68	68	-2.9%	141	137	-2.8%
Expenses associated with reserve financing
and unrelated letters of credit	22	22	23	23	23	4.5%	44	45	2.3%
Total adjusted operating commissions and other
expenses incurred	1,448	1,455	1,712	1,407	1,345	-7.1%	2,854	2,751	-3.6%

Less Amounts Capitalized
General and administrative expenses	(56)	(68)	(91)	(57)	(51)	8.9%	(110)	(107)	2.7%
Commissions	(348)	(374)	(523)	(362)	(291)	16.4%	(674)	(652)	3.3%
Taxes, licenses and fees	(15)	(14)	(26)	(13)	(13)	13.3%	(30)	(26)	13.3%
Total amounts capitalized	(419)	(456)	(640)	(432)	(355)	15.3%	(814)	(785)	3.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,029	999	1,072	975	990	-3.8%	2,040	1,966	-3.6%

Amortization
Amortization of DAC, VOBA and other intangibles	280	601	261	247	207	-26.1%	488	455	-6.8%
Total operating commissions and other expenses	$1,309	$1,600	$1,333	$1,222	$1,197	-8.6%	$2,528	$2,421	-4.2%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Annuities
Earned rate on reserves	4.09%	4.04%	3.84%	3.73%	3.69%	(40)	4.03%	3.71%	(32)
Variable investment income on reserves (1)	0.09%	0.09%	0.20%	0.03%	0.10%	1	0.07%	0.06%	(1)
Net investment income yield on reserves	4.18%	4.13%	4.04%	3.76%	3.79%	(39)	4.10%	3.77%	(33)
Interest rate credited to contract holders	2.35%	2.46%	2.47%	2.31%	2.26%	(9)	2.37%	2.28%	(9)
Interest rate spread	1.83%	1.67%	1.57%	1.45%	1.53%	(30)	1.73%	1.49%	(24)
Base spreads excluding variable investment income	1.74%	1.58%	1.37%	1.42%	1.43%	(31)	1.66%	1.43%	(23)

Retirement Plan Services
Earned rate on reserves	4.13%	4.13%	4.07%	3.95%	3.85%	(28)	4.16%	3.90%	(26)
Variable investment income on reserves (1)	0.07%	0.16%	0.24%	0.05%	0.06%	(1)	0.06%	0.06%	-
Net investment income yield on reserves	4.20%	4.29%	4.31%	4.00%	3.91%	(29)	4.22%	3.96%	(26)
Interest rate credited to contract holders	2.90%	2.90%	2.89%	2.87%	2.86%	(4)	2.91%	2.88%	(3)
Interest rate spread	1.30%	1.39%	1.42%	1.13%	1.05%	(25)	1.31%	1.08%	(23)
Base spreads excluding variable investment income	1.23%	1.23%	1.18%	1.08%	0.99%	(24)	1.25%	1.02%	(23)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.87%	4.86%	4.84%	4.77%	4.78%	(9)	4.86%	4.77%	(9)
Variable investment income on reserves (1)	0.46%	-0.38%	0.33%	0.31%	-0.72%	(118)	0.26%	-0.21%	(47)
Net investment income yield on reserves	5.33%	4.48%	5.17%	5.08%	4.06%	(127)	5.12%	4.56%	(56)
Interest rate credited to contract holders	3.68%	3.71%	3.71%	3.80%	3.81%	13	3.68%	3.80%	12
Interest rate spread	1.65%	0.77%	1.46%	1.28%	0.25%	(140)	1.44%	0.76%	(68)
Base spreads excluding variable investment income	1.19%	1.15%	1.13%	0.97%	0.97%	(22)	1.18%	0.97%	(21)

Total (2)
Earned rate (3)	4.35%	4.39%	4.33%	4.29%	4.06%	(29)	4.33%	4.18%	(15)
Variable investment income (1) (3)	0.32%	-0.19%	0.28%	0.19%	-0.34%	(66)	0.20%	-0.08%	(28)
Net investment income yield (3)	4.67%	4.20%	4.61%	4.48%	3.72%	(95)	4.53%	4.10%	(43)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$137	$79	$78	$53	$22	-83.9%	$345	$75	-78.3%
Fee income	586	596	606	593	567	-3.2%	1,154	1,160	0.5%
Net investment income	286	287	309	326	270	-5.6%	544	595	9.4%
Operating realized gain (loss)	46	51	53	54	49	6.5%	87	104	19.5%
Amortization of deferred gain	8	8	7	8	8	0.0%	15	16	6.7%
Other revenues	93	96	100	95	121	30.1%	185	216	16.8%
Total operating revenues	1,156	1,117	1,153	1,129	1,037	-10.3%	2,330	2,166	-7.0%
Operating expenses:
Interest credited	163	183	190	192	192	17.8%	325	384	18.2%
Benefits	219	273	163	170	127	-42.0%	503	297	-41.0%
Commissions incurred	287	295	322	311	246	-14.3%	555	558	0.5%
Other expenses incurred	244	240	257	250	221	-9.4%	475	470	-1.1%
Amounts capitalized	(161)	(175)	(198)	(191)	(122)	24.2%	(308)	(313)	-1.6%
Amortization	95	116	107	95	101	6.3%	184	196	6.5%
Total operating expenses	847	932	841	827	765	-9.7%	1,734	1,592	-8.2%
Income (loss) from operations before taxes	309	185	312	302	272	-12.0%	596	574	-3.7%
Federal income tax expense (benefit)	43	16	43	41	35	-18.6%	79	76	-3.8%
Income (loss) from operations	$266	$169	$269	$261	$237	-10.9%	$517	$498	-3.7%

Effective Federal Income Tax Rate	13.9%	8.4%	13.9%	13.4%	12.9%		13.4%	13.2%

Average Equity, Excluding Goodwill and AOCI	$4,741	$4,846	$4,883	$4,887	$5,002	5.5%	$4,763	$4,945	3.8%

ROE, Excluding Goodwill and AOCI	22.5%	14.0%	22.0%	21.4%	19.0%		21.7%	20.2%

Return on Average Account Values	81	51	78	76	71	(10)	80	73	(7)

Income (Loss) from Operations
Variable annuity	232	198	233	232	207	-10.8%	447	439	-1.8%
Fixed annuity	34	(29)	36	29	30	-11.8%	70	59	-15.7%

Account Values
Variable annuity account values:
Average	$117,254	$118,680	$121,632	$120,972	$116,861	-0.3%	$115,531	$118,979	3.0%
End-of-period	119,005	118,424	125,492	108,689	121,712	2.3%	119,005	121,712	2.3%
Fixed annuity account values:
Average	14,421	15,242	16,185	16,950	17,336	20.2%	13,906	17,135	23.2%
End-of-period	14,839	15,611	16,636	17,208	17,349	16.9%	14,839	17,349	16.9%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$63	$66	$61	$58	-6.5%	$123	$119	-3.3%
Net investment income	231	229	239	229	218	-5.6%	457	447	-2.2%
Other revenues	6	6	5	7	6	0.0%	12	13	8.3%
Total operating revenues	299	298	310	297	282	-5.7%	592	579	-2.2%
Operating expenses:
Interest credited	145	147	148	150	153	5.5%	290	303	4.5%
Benefits	1	1	1	-	1	0.0%	1	1	0.0%
Commissions incurred	19	20	20	19	18	-5.3%	39	37	-5.1%
Other expenses incurred	83	80	86	82	77	-7.2%	167	159	-4.8%
Amounts capitalized	(5)	(5)	(7)	(6)	(6)	-20.0%	(10)	(12)	-20.0%
Amortization	7	6	8	7	6	-14.3%	13	13	0.0%
Total operating expenses	250	249	256	252	249	-0.4%	500	501	0.2%
Income (loss) from operations before taxes	49	49	54	45	33	-32.7%	92	78	-15.2%
Federal income tax expense (benefit)	7	5	7	5	3	-57.1%	11	9	-18.2%
Income (loss) from operations	$42	$44	$47	$40	$30	-28.6%	$81	$69	-14.8%

Effective Federal Income Tax Rate	14.3%	9.3%	13.7%	11.3%	10.1%		11.6%	10.8%

Average Equity, Excluding Goodwill and AOCI	$1,429	$1,447	$1,440	$1,415	$1,410	-1.3%	$1,415	$1,413	-0.1%

ROE, Excluding Goodwill and AOCI	11.7%	12.2%	13.0%	11.2%	8.5%		11.5%	9.8%

Pre-tax Net Margin	31.7%	32.4%	33.6%	30.4%	25.8%		30.4%	28.3%

Return on Average Account Values	23	24	25	21	16	(7)	23	18	(5)

Net Flows by Market
Small Market	25	117	118	141	30	20.0%	$213	$171	-19.7%
Mid - Large Market	532	436	651	790	(1,084)	NM	249	(294)	NM
Multi-Fund® and Other	(250)	(281)	(347)	(260)	(153)	38.8%	(536)	(413)	22.9%

Net Flows – Trailing Twelve Months	$1,510	$371	$620	$1,672	$158	-89.5%	$1,510	$158	-89.5%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$224	$219	$228	$224	$230	2.7%	$438	$454	3.7%
Fee income	868	1,275	898	893	830	-4.4%	1,710	1,723	0.8%
Net investment income	707	601	706	697	577	-18.4%	1,351	1,274	-5.7%
Operating realized gain (loss)	(2)	(1)	(1)	(3)	(2)	0.0%	(5)	(5)	0.0%
Amortization of deferred gain on
business sold through reinsurance	-	-	-	3	3	NM	-	6	NM
Other revenues	5	4	7	7	1	-80.0%	8	8	0.0%
Total operating revenues	1,802	2,098	1,838	1,821	1,639	-9.0%	3,502	3,460	-1.2%
Operating expenses:
Interest credited	355	360	364	371	375	5.6%	709	746	5.2%
Benefits	913	1,426	942	954	1,084	18.7%	1,814	2,037	12.3%
Commissions incurred	197	212	337	191	173	-12.2%	383	364	-5.0%
Other expenses incurred	214	215	256	209	195	-8.9%	426	405	-4.9%
Amounts capitalized	(232)	(246)	(397)	(216)	(202)	12.9%	(452)	(418)	7.5%
Amortization	148	449	114	103	66	-55.4%	219	169	-22.8%
Total operating expenses	1,595	2,416	1,616	1,612	1,691	6.0%	3,099	3,303	6.6%
Income (loss) from operations before taxes	207	(318)	222	209	(52)	NM	403	157	-61.0%
Federal income tax expense (benefit)	39	(73)	43	38	(15)	NM	78	23	-70.5%
Income (loss) from operations	$168	$(245)	$179	$171	$(37)	NM	$325	$134	-58.8%

Effective Federal Income Tax Rate	19.1%	22.9%	19.2%	18.1%	28.9%		19.3%	14.5%

Average Equity, Excluding Goodwill and AOCI	$8,697	$8,601	$8,502	$8,798	$8,977	3.2%	$8,548	$8,888	4.0%

ROE, Excluding Goodwill and AOCI	7.7%	-11.4%	8.4%	7.8%	-1.6%		7.6%	3.0%

Average Account Values	$51,495	$52,050	$53,243	$52,866	$52,693	2.3%	$50,925	$52,780	3.6%

In-Force Face Amount
UL and other	$347,674	$348,836	$357,726	$356,889	$357,690	2.9%	$347,674	$357,690	2.9%
Term insurance	433,706	451,117	472,050	486,311	505,251	16.5%	433,706	505,251	16.5%
Total in-force face amount	$781,380	$799,953	$829,776	$843,200	$862,941	10.4%	$781,380	$862,941	10.4%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,032	$1,024	$1,035	$1,094	$1,086	5.2%	$2,055	$2,179	6.0%
Net investment income	81	72	81	81	69	-14.8%	154	151	-1.9%
Other revenues	42	41	42	49	44	4.8%	84	94	11.9%
Total operating revenues	1,155	1,137	1,158	1,224	1,199	3.8%	2,293	2,424	5.7%
Operating expenses:
Interest credited	1	2	1	2	1	0.0%	3	3	0.0%
Benefits	758	756	768	862	843	11.2%	1,511	1,706	12.9%
Commissions incurred	92	88	95	87	97	5.4%	184	183	-0.5%
Other expenses incurred	208	212	232	200	198	-4.8%	411	397	-3.4%
Amounts capitalized	(20)	(29)	(38)	(19)	(23)	-15.0%	(43)	(42)	2.3%
Amortization	30	30	32	42	34	13.3%	72	77	6.9%
Total operating expenses	1,069	1,059	1,090	1,174	1,150	7.6%	2,138	2,324	8.7%
Income (loss) from operations before taxes	86	78	68	50	49	-43.0%	155	100	-35.5%
Federal income tax expense (benefit)	18	17	14	10	10	-44.4%	32	21	-34.4%
Income (loss) from operations	$68	$61	$54	$40	$39	-42.6%	$123	$79	-35.8%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,360	$2,492	$2,554	$2,601	$2,628	11.4%	$2,262	$2,615	15.6%

ROE, Excluding Goodwill and AOCI	11.5%	9.9%	8.4%	6.1%	5.9%		10.9%	6.0%

Loss Ratios by Product Line
Life	71.2%	70.5%	65.7%	79.4%	82.6%		71.3%	81.0%
Disability	74.9%	76.4%	80.5%	78.3%	78.7%		75.2%	78.5%
Dental	75.0%	73.4%	70.7%	74.6%	40.2%		73.6%	57.7%
Total	73.6%	74.1%	74.4%	78.5%	77.8%		73.6%	78.1%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Other Operations
Operating revenues:
Insurance premiums	$5	$3	$4	$2	$5	0.0%	$7	$7	0.0%
Net investment income	50	46	46	42	38	-24.0%	100	80	-20.0%
Other revenues	3	1	4	(6)	9	200.0%	9	3	-66.7%
Total operating revenues	58	50	54	38	52	-10.3%	116	90	-22.4%
Operating expenses:
Interest credited	15	14	14	12	11	-26.7%	30	23	-23.3%
Benefits	25	42	23	16	30	20.0%	46	46	0.0%
Commissions and other expenses	18	5	17	(22)	36	100.0%	41	15	-63.4%
Interest and debt expenses	70	71	72	68	68	-2.9%	141	137	-2.8%
Strategic digitization expense	15	16	18	12	14	-6.7%	31	26	-16.1%
Total operating expenses	143	148	144	86	159	11.2%	289	247	-14.5%
Income (loss) from operations before taxes	(85)	(98)	(90)	(48)	(107)	-25.9%	(173)	(157)	9.2%
Federal income tax expense (benefit)	(19)	(23)	(23)	(1)	(25)	-31.6%	(46)	(29)	37.0%
Income (loss) from operations	$(66)	$(75)	$(67)	$(47)	$(82)	-24.2%	$(127)	$(128)	-0.8%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$9,689	$8,832	$7,731	$7,928	$9,457	-2.4%	$10,512	$7,928	-24.6%
Business acquired (sold) through reinsurance	-	-	-	(10)	-	NM	-	(10)	NM
Cumulative effect from adoption of new
accounting standard	-	-	-	5	-	NM	-	5	NM
Deferrals	427	459	643	435	355	-16.9%	832	790	-5.0%
Operating amortization	(279)	(604)	(262)	(243)	(204)	26.9%	(488)	(447)	8.4%
Deferrals, net of operating amortization	148	(145)	381	192	151	2.0%	344	343	-0.3%
Amortization associated with benefit ratio unlocking	(7)	3	(16)	66	(4)	42.9%	(32)	62	293.8%
Adjustment related to realized (gains) losses	11	(9)	22	58	33	200.0%	42	91	116.7%
Adjustment related to unrealized (gains) losses	(1,009)	(950)	(190)	1,218	(2,396)	NM	(2,034)	(1,178)	42.1%
Balance as of end-of-period	$8,832	$7,731	$7,928	$9,457	$7,241	-18.0%	$8,832	$7,241	-18.0%

DFEL
Balance as of beginning-of-period	$2,203	$1,647	$482	$650	$1,379	-37.4%	$2,769	$650	-76.5%
Cumulative effect from adoption of new
accounting standards	-	-	-	4	-	NM	-	4	NM
Deferrals	245	264	368	240	252	2.9%	462	492	6.5%
Operating amortization	(142)	(547)	(163)	(160)	(111)	21.8%	(255)	(270)	-5.9%
Deferrals, net of operating amortization	103	(283)	205	80	141	36.9%	207	222	7.2%
Amortization associated with benefit ratio unlocking	(1)	-	(2)	8	(2)	-100.0%	(4)	6	250.0%
Adjustment related to realized (gains) losses	(3)	(3)	3	17	12	NM	-	29	NM
Adjustment related to unrealized (gains) losses	(655)	(879)	(38)	620	(1,097)	-67.5%	(1,325)	(478)	63.9%
Balance as of end-of-period	$1,647	$482	$650	$1,379	$433	-73.7%	$1,647	$433	-73.7%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,676	$5,727	$5,750	$6,382	$5,378	-5.2%	$5,676	$5,378	-5.2%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Fixed Annuities
Balance as of beginning-of-period	$22,941	$23,836	$24,448	$25,384	$25,740	12.2%	$21,666	$25,384	17.2%
Gross deposits	1,298	1,027	1,176	1,058	299	-77.0%	2,882	1,357	-52.9%
Full surrenders and deaths	(501)	(441)	(355)	(400)	(384)	23.4%	(970)	(784)	19.2%
Other contract benefits	(135)	(145)	(170)	(156)	(143)	-5.9%	(286)	(299)	-4.5%
Net flows	662	441	651	502	(228)	NM	1,626	274	-83.1%
Contract holder assessments	(10)	(10)	(11)	(13)	(16)	-60.0%	(18)	(28)	-55.6%
Reinvested interest credited	243	181	296	(133)	305	25.5%	562	171	-69.6%
Balance as of end-of-period, gross	23,836	24,448	25,384	25,740	25,801	8.2%	23,836	25,801	8.2%
Reinsurance ceded	(8,997)	(8,837)	(8,748)	(8,532)	(8,452)	6.1%	(8,997)	(8,452)	6.1%
Balance as of end-of-period, net	$14,839	$15,611	$16,636	$17,208	$17,349	16.9%	$14,839	$17,349	16.9%

Variable Annuities
Balance as of beginning-of-period	$116,514	$119,005	$118,424	$125,492	$108,689	-6.7%	$108,536	$125,492	15.6%
Gross deposits	2,356	2,434	2,726	2,639	2,216	-5.9%	4,280	4,854	13.4%
Full surrenders and deaths	(1,722)	(1,711)	(1,642)	(1,602)	(1,068)	38.0%	(3,180)	(2,670)	16.0%
Other contract benefits	(919)	(911)	(1,006)	(1,011)	(862)	6.2%	(1,857)	(1,873)	-0.9%
Net flows	(285)	(188)	78	26	286	200.4%	(757)	311	141.1%
Contract holder assessments	(619)	(636)	(638)	(632)	(611)	1.3%	(1,221)	(1,243)	-1.8%
Change in market value and reinvestment	3,395	243	7,628	(16,197)	13,349	293.2%	12,447	(2,847)	NM
Balance as of end-of-period, gross	119,005	118,424	125,492	108,689	121,713	2.3%	119,005	121,713	2.3%
Reinsurance ceded	-	-	-	-	(1)	NM	-	(1)	NM
Balance as of end-of-period, gross and net	$119,005	$118,424	$125,492	$108,689	$121,712	2.3%	$119,005	$121,712	2.3%

Total
Balance as of beginning-of-period	$139,455	$142,841	$142,872	$150,876	$134,429	-3.6%	$130,202	$150,876	15.9%
Gross deposits	3,654	3,461	3,902	3,697	2,515	-31.2%	7,162	6,211	-13.3%
Full surrenders and deaths	(2,223)	(2,152)	(1,997)	(2,002)	(1,452)	34.7%	(4,150)	(3,454)	16.8%
Other contract benefits	(1,054)	(1,056)	(1,176)	(1,167)	(1,005)	4.6%	(2,143)	(2,172)	-1.4%
Net flows	377	253	729	528	58	-84.6%	869	585	-32.7%
Contract holder assessments	(629)	(646)	(649)	(645)	(627)	0.3%	(1,239)	(1,271)	-2.6%
Change in market value and reinvestment	3,638	424	7,924	(16,330)	13,654	275.3%	13,009	(2,676)	NM
Balance as of end-of-period, gross	142,841	142,872	150,876	134,429	147,514	3.3%	142,841	147,514	3.3%
Reinsurance ceded	(8,997)	(8,837)	(8,748)	(8,532)	(8,453)	6.0%	(8,997)	(8,453)	6.0%
Balance as of end-of-period, net	$133,844	$134,035	$142,128	$125,897	$139,061	3.9%	$133,844	$139,061	3.9%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
General Account
Balance as of beginning-of-period	$19,914	$20,076	$20,337	$20,558	$21,335	7.1%	$19,766	$20,558	4.0%
Gross deposits	393	469	663	609	817	107.9%	850	1,426	67.8%
Withdrawals	(470)	(490)	(682)	(565)	(752)	-60.0%	(989)	(1,317)	-33.2%
Net flows	(77)	(21)	(19)	44	65	184.4%	(139)	109	178.4%
Transfers between fixed and variable accounts	97	136	94	587	124	27.8%	168	711	NM
Contract holder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(6)	(6)	0.0%
Reinvestment interest credited	145	149	149	149	151	4.1%	287	300	4.5%
Balance as of end-of-period	$20,076	$20,337	$20,558	$21,335	$21,672	7.9%	$20,076	$21,672	7.9%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$51,885	$53,938	$54,227	$58,131	$48,301	-6.9%	$47,289	$58,131	22.9%
Gross deposits	1,680	1,765	2,000	2,170	1,490	-11.3%	3,718	3,660	-1.6%
Withdrawals	(1,296)	(1,472)	(1,559)	(1,543)	(2,762)	NM	(3,653)	(4,305)	-17.8%
Net flows	384	293	441	627	(1,272)	NM	65	(645)	NM
Transfers between fixed and variable accounts	(141)	(190)	(171)	(610)	(161)	-14.2%	(352)	(771)	NM
Contract holder assessments	(52)	(54)	(55)	(54)	(49)	5.8%	(103)	(103)	0.0%
Change in market value and reinvestment	1,862	240	3,689	(9,793)	8,067	NM	7,039	(1,726)	NM
Balance as of end-of-period	$53,938	$54,227	$58,131	$48,301	$54,886	1.8%	$53,938	$54,886	1.8%

Total
Balance as of beginning-of-period	$71,799	$74,014	$74,564	$78,689	$69,636	-3.0%	$67,055	$78,689	17.3%
Gross deposits	2,073	2,234	2,663	2,779	2,307	11.3%	4,568	5,086	11.3%
Withdrawals	(1,766)	(1,962)	(2,241)	(2,108)	(3,514)	-99.0%	(4,642)	(5,622)	-21.1%
Net flows	307	272	422	671	(1,207)	NM	(74)	(536)	NM
Transfers between fixed and variable accounts	(44)	(54)	(77)	(23)	(37)	15.9%	(184)	(60)	67.4%
Contract holder assessments	(55)	(57)	(58)	(57)	(52)	5.5%	(109)	(109)	0.0%
Change in market value and reinvestment	2,007	389	3,838	(9,644)	8,218	NM	7,326	(1,426)	NM
Balance as of end-of-period	$74,014	$74,564	$78,689	$69,636	$76,558	3.4%	$74,014	$76,558	3.4%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
General Account
Balance as of beginning-of-period	$37,275	$37,438	$37,582	$38,141	$38,054	2.1%	$37,289	$38,141	2.3%
Deposits	1,117	1,137	1,525	996	964	-13.7%	2,144	1,960	-8.6%
Withdrawals and deaths	(195)	(243)	(156)	(380)	(263)	-34.9%	(527)	(643)	-22.0%
Net flows	922	894	1,369	616	701	-24.0%	1,617	1,317	-18.6%
Contract holder assessments	(1,107)	(1,094)	(1,184)	(1,075)	(1,073)	3.1%	(2,148)	(2,148)	0.0%
Reinvested interest credited	348	344	374	372	352	1.1%	680	724	6.5%
Balance as of end-of-period, gross	37,438	37,582	38,141	38,054	38,034	1.6%	37,438	38,034	1.6%
Reinsurance ceded	(666)	(660)	(656)	(649)	(646)	3.0%	(666)	(646)	3.0%
Balance as of end-of-period, net	$36,772	$36,922	$37,485	$37,405	$37,388	1.7%	$36,772	$37,388	1.7%

Separate Account
Balance as of beginning-of-period	$15,346	$15,941	$16,136	$17,646	$14,782	-3.7%	$13,735	$17,646	28.5%
Deposits	566	548	888	454	464	-18.0%	1,077	918	-14.8%
Withdrawals and deaths	(271)	(215)	(300)	(107)	(142)	47.6%	(457)	(249)	45.5%
Net flows	295	333	588	347	322	9.2%	620	669	7.9%
Contract holder assessments	(195)	(197)	(230)	(204)	(211)	-8.2%	(388)	(415)	-7.0%
Change in market value and reinvestment	495	59	1,152	(3,007)	2,458	NM	1,974	(549)	NM
Balance as of end-of-period, gross	15,941	16,136	17,646	14,782	17,351	8.8%	15,941	17,351	8.8%
Reinsurance ceded	(844)	(829)	(876)	(712)	(830)	1.7%	(844)	(830)	1.7%
Balance as of end-of-period, net	$15,097	$15,307	$16,770	$14,070	$16,521	9.4%	$15,097	$16,521	9.4%

Total
Balance as of beginning-of-period	$52,621	$53,379	$53,718	$55,787	$52,836	0.4%	$51,024	$55,787	9.3%
Deposits	1,683	1,685	2,413	1,450	1,428	-15.2%	3,221	2,878	-10.6%
Withdrawals and deaths	(466)	(458)	(456)	(487)	(405)	13.1%	(984)	(892)	9.3%
Net flows	1,217	1,227	1,957	963	1,023	-15.9%	2,237	1,986	-11.2%
Contract holder assessments	(1,302)	(1,291)	(1,414)	(1,279)	(1,284)	1.4%	(2,536)	(2,563)	-1.1%
Change in market value and reinvestment	843	403	1,526	(2,635)	2,810	233.3%	2,654	175	-93.4%
Balance as of end-of-period, gross	53,379	53,718	55,787	52,836	55,385	3.8%	53,379	55,385	3.8%
Reinsurance ceded	(1,510)	(1,489)	(1,532)	(1,361)	(1,476)	2.3%	(1,510)	(1,476)	2.3%
Balance as of end-of-period, net	$51,869	$52,229	$54,255	$51,475	$53,909	3.9%	$51,869	$53,909	3.9%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/19		As of 12/31/19		As of 6/30/20
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of ACL:
Corporate bonds	$84,790	81.2%	$88,716	80.7%	$95,390	80.7%
U.S. government bonds	430	0.4%	435	0.4%	504	0.4%
State and municipal bonds	5,669	5.4%	5,884	5.4%	6,393	5.4%
Foreign government bonds	440	0.4%	393	0.4%	436	0.4%
Residential mortgage-backed securities	3,292	3.2%	3,241	2.9%	3,272	2.8%
Commercial mortgage-backed securities	965	0.9%	1,083	1.0%	1,226	1.0%
Asset-backed securities	3,542	3.4%	4,889	4.4%	5,716	4.8%
Hybrid and redeemable preferred securities	605	0.6%	559	0.5%	582	0.5%
Total fixed maturity AFS securities, net of ACL	99,733	95.5%	105,200	95.7%	113,519	96.0%
Trading securities	4,522	4.3%	4,673	4.2%	4,651	3.9%
Equity securities	196	0.2%	103	0.1%	87	0.1%
Total fixed maturity AFS securities, net of ACL, and trading and equity securities	$104,451	100.0%	$109,976	100.0%	$118,257	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$91,190	95.4%	$94,295	95.8%	$98,817	95.9%
Trading securities	4,227	4.4%	4,005	4.1%	4,096	4.0%
Equity securities	205	0.2%	123	0.1%	112	0.1%
Total fixed maturity AFS, trading and equity securities	$95,622	100.0%	$98,423	100.0%	$103,025	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		96.1%		96.3%		95.8%
Below investment grade		3.9%		3.7%		4.2%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$44	$50	$52	$51	$47	6.8%	$82	$99	20.7%
Total excluded realized gain (loss)	(161)	(61)	(171)	(75)	(694)	NM	(562)	(770)	-37.0%
Total realized gain (loss), pre-tax	$(117)	$(11)	$(119)	$(24)	$(647)	NM	$(480)	$(671)	-39.8%

Reconciliation of Excluded Realized Gain (Loss)
Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(128)	$(49)	$(135)	$(60)	$(548)	NM	$(443)	$(609)	-37.5%
Benefit ratio unlocking	46	(2)	91	(349)	282	NM	188	(67)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(82)	$(51)	$(44)	$(409)	$(266)	NM	$(255)	$(676)	NM

Components of Excluded Realized Gain (Loss) Net
of Benefit Ratio Unlocking, After-Tax
Credit loss expense on mortgage loans on real estate	$-	$-	$-	$(51)	$(79)	NM	$-	$(130)	NM
Credit loss expense on other financial assets	-	-	-	(16)	(1)	NM	-	(17)	NM
OTTI	(3)	(2)	(1)	-	-	100.0%	(9)	-	100.0%
Realized gain (loss) related to certain financial assets	(7)	(12)	(8)	14	(36)	NM	(21)	(22)	-4.8%
Realized gain (loss) on equity securities	1	(14)	3	(15)	2	100.0%	6	(12)	NM
Realized gain (loss) on the mark-to-market on certain
instruments	(28)	19	9	38	(1)	96.4%	(122)	36	129.5%
Realized gain (loss) related to financial assets, after-tax	(37)	(9)	3	(30)	(115)	NM	(146)	(145)	0.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(19)	(65)	2	(496)	(71)	NM	(33)	(568)	NM
GLB non-performance risk component	(2)	43	(55)	147	(79)	NM	(30)	69	NM
Total variable annuity net derivative results	(21)	(22)	(53)	(349)	(150)	NM	(63)	(499)	NM
Indexed annuity forward-starting option	(24)	(20)	6	(30)	(1)	95.8%	(46)	(32)	30.4%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(82)	$(51)	$(44)	$(409)	$(266)	NM	$(255)	$(676)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	Change	6/30/19	6/30/20	Change
Revenues
Total revenues	$4,310	$4,638	$4,344	$4,425	$3,517	-18.4%	$8,275	$7,942	-4.0%
Less:
Excluded realized gain (loss)	(161)	(61)	(171)	(75)	(694)	NM	(562)	(770)	-37.0%
Amortization of DFEL associated with
benefit ratio unlocking	1	(1)	2	(9)	2	100.0%	4	(7)	NM
Adjusted operating revenues	$4,470	$4,700	$4,513	$4,509	$4,209	-5.8%	$8,833	$8,719	-1.3%

Net Income
Net income (loss)	$363	$(161)	$431	$52	$(94)	NM	$616	$(42)	NM
Less:
Excluded realized gain (loss), after-tax	(128)	(49)	(135)	(60)	(548)	NM	(443)	(609)	-37.5%
Benefit ratio unlocking, after-tax	46	(2)	91	(349)	282	NM	188	(67)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	17	-	-	NM	-	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(33)	(31)	(24)	(4)	(3)	90.9%	(48)	(6)	87.5%
Gain (loss) on early extinguishment of debt, after-tax	-	(33)	-	-	(12)	NM	-	(12)	NM
Total adjustments	(115)	(115)	(51)	(413)	(281)	NM	(303)	(694)	NM
Adjusted income (loss) from operations	$478	$(46)	$482	$465	$187	-60.9%	$919	$652	-29.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.79	$(0.83)	$2.15	$0.15	$(0.49)	NM	$3.01	$(0.27)	NM
Less:
Excluded realized gain (loss), after-tax	(0.63)	(0.24)	(0.68)	(0.30)	(2.85)	NM	(2.17)	(3.13)	-44.2%
Benefit ratio unlocking, after-tax	0.22	(0.01)	0.46	(1.77)	1.46	NM	0.92	(0.35)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	0.08	-	-	NM	-	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.16)	(0.16)	(0.12)	(0.02)	(0.01)	93.8%	(0.24)	(0.04)	83.3%
Gain (loss) on early extinguishment of debt, after-tax	-	(0.17)	-	-	(0.06)	NM	-	(0.06)	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net loss	-	-	-	-	-	NM	-	0.04	NM
Adjusted income (loss) from operations	$2.36	$(0.25)	$2.41	$2.24	$0.97	-58.9%	$4.50	$3.27	-27.3%